SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

FIRST PACTRUST BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	000-49806	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California		91910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (619) 691-1519

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION	FD DISCLOSURE.

Investor presentation material of First PacTrust Bancorp, Inc. is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL	STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is being furnished herewith:

Exhibit 99.1 - Investor presentation material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: November 10, 2011	By:	/s/ MARANGAL I. DOMINGO
Marangal I. Domingo
Executive Vice President/Chief Financial Officer